UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: December 8, 2006

(Date of earliest event reported:)

DUKE ENERGY CORPORATION

(Formerly Duke Energy Holding Corp.)

(Exact name of registrant as specified in charter)

DELAWARE	1-32853	20-2777218
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

526 South Church Street Charlotte, North Carolina	28202-1803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-594-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions. These forward-looking statements are identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to:

•	State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements;
•	Costs and effects of legal and administrative proceedings, settlements, investigations and claims;
•	Industrial, commercial and residential growth in Duke Energy’s service territories;
•	Additional competition in electric or gas markets and continued industry consolidation;
•	Political and regulatory uncertainty in other countries in which Duke Energy conducts business;
•	The influence of weather and other natural phenomena on company operations, including the economic, operational and other effects of hurricanes and ice storms;
•	The timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates;
•	Unscheduled generation outages, unusual maintenance or repairs and electric transmission or gas pipeline system constraints;
•	The results of financing efforts, including Duke Energy’s ability to obtain financing on favorable terms, which can be affected by various factors, including Duke Energy’s credit ratings and general economic conditions;
•	Declines in the market prices of equity securities and resultant cash funding requirements for Duke Energy’s defined benefit pension plans;
•	The level of credit worthiness of counterparties to Duke Energy’s transactions;
•	Employee workforce factors, including the potential inability to attract and retain key personnel;
•	Growth in opportunities for Duke Energy’s business units, including the timing and success of efforts to develop domestic and international power, pipeline, gathering, processing and other projects;
•	The performance of electric generation, pipeline and gas processing facilities and of projects undertaken by Duke Energy’s non-regulated businesses;
•	The extent of success in connecting natural gas supplies to gathering and processing systems and in connecting and expanding gas and electric markets;
•	The effect of accounting pronouncements issued periodically by accounting standard-setting bodies; and
•	The ability to successfully complete merger, acquisition or divestiture plans, such as the announced spin-off of the natural gas transmission businesses, including the prices at which Duke Energy is able to sell assets; regulatory or other limitations imposed as a result of a merger, acquisition or divestiture; and the success of the business following a merger, acquisition or divestiture.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Duke Energy has described. Duke Energy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 8.01 Other Events

In May 2005, Duke Energy and Cinergy Corp. (Cinergy) announced they entered into a definitive merger agreement. Closing of the transaction occurred in the second quarter of 2006. The merger combined the Duke Energy and Cinergy regulated franchises as well as deregulated generation in the Midwest United States.

In conjunction with Duke Energy’s merger with Cinergy, effective with the second quarter ended June 30, 2006, Duke Energy adopted new business segments that management believes properly align the various operations of Duke Energy with how the chief operating decision maker views the business. Duke Energy operates the following business units: U.S. Franchised Electric and Gas, Natural Gas Transmission, Field Services, Commercial Power, International Energy and Crescent Resources (Crescent). Recast segment disclosures reported in this Form 8-K do not include any balances or results of operations of businesses acquired as part of the merger with Cinergy.

The rules of the Securities and Exchange Commission (SEC) require the re-issuance of Duke Energy’s previously issued financial statements to reflect the subsequent changes in business segments if those financial statements are incorporated by reference in subsequent filings made with the SEC under the Securities Act of 1933, as amended. Accordingly, Duke Energy is re-issuing its historical Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for each of the three years in the period ending December 31, 2005 as well as Business and Properties disclosures to conform the business segment disclosures to the current business segment structure, as described above. The information in this Form 8-K updates and supercedes Part I, Items 1 and 2 and Part II, Items 7 and 8 of Duke Energy’s Form 10-K for the year ended December 31, 2005.

Material subsequent events occurring since the original filing date, such as the Crescent joint venture transaction and the closing of the Cinergy merger, have been updated from those presented in Duke Energy’s original Form 10-K for the year ended December 31, 2005. No attempt has been made in this Form 8-K to modify or update other disclosures as presented in the original Form 10-K filing. These revisions do not affect Duke Energy’s Consolidated Statements of Operations, Consolidated Balance Sheets, Consolidated Statements of Cash Flows, or Consolidated Statements of Common Stockholders’ Equity and Comprehensive Income (Loss), as previously presented.

ITEM 9.01 Financial Statements And Exhibits

Exhibit Number
99.1	For the year ended December 31, 2005:
Part I, Item 1: Business
Part I, Item 2: Properties
Part II, Item 7: Management’s Discussion and Analysis of Results of Operations and Financial Condition
Part II, Item 8: Financial Statements and Supplementary Data

99.2	Consent of Independent Registered Public Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2006	DUKE ENERGY CORPORATION

	By:	/s/ STEVEN K. YOUNG
Steven K. Young Vice President and Controller

EXHIBIT INDEX

Exhibit Number		Page Number
99.1	For the year ended December 31, 2005:
	Part I, Item 1: Business	1
	Part I, Item 2: Properties	28
	Part II, Item 7: Management’s Discussion and Analysis of Results of Operations and Financial Condition	31
	Part II, Item 8: Financial Statements and Supplementary Data	72

99.2	Consent of Independent Registered Public Accounting Firm